UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the California General Corporation Law (the “CGCL”), and a periodic review of the bylaws of CVB Financial Corp. (the “Company”), the Company’s board of directors (the “Board”) approved and adopted the Company’s second amended and restated bylaws (the “Second Amended and Restated Bylaws”), which became immediately effective.

Among other things, the Second Amended and Restated Bylaws:

•	permit shareholder meetings to be conducted in-person and electronically, or solely by electronic means, subject to the applicable provisions of the CGCL;

•	require that a shareholder soliciting proxies from other shareholders use a proxy card color other than white;

•

revise the procedures and disclosure requirements in the advance notice Bylaws provision for shareholders’ nominations of director candidates, including requiring certain additional information, representations and disclosures from a nominating shareholder and proposed nominees;

•

address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as requiring that shareholders intending to use the Universal Proxy Rules deliver a notice to the Company certifying in writing that they will comply with the Universal Proxy Rules’ requirements and to confirm that they have complied with the Universal Proxy Rules, and to provide reasonable evidence that they have so complied, at least ten days before the shareholder meeting;

•

provide that if the election of a nominating shareholder’s nominee would cause the Company to violate the Company’s Articles of Incorporation, the Second Amended and Restated Bylaws, or any applicable law or stock exchange listing standard, then such nomination or nominations shall be disregarded; and

•	clarify that the information and procedural requirements for director nominations also apply to special meetings of shareholders at which directors may be elected.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of CVB Financial Corp. dated September 20, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: September 21, 2023	By: /s/ Richard Wohl
Richard Wohl
Executive Vice President and General Counsel

3